UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STRATEGIC REALTY TRUST, INC.

(Name of the Registrant as Specified In Its Charter)

DIANNE COSTA

JEROME HAGLEY

MICHAEL KARAS

MARSHALL KARR

TODD SPITZER

ANTHONY THOMPSON

TINA ALDATZ

BERNECE DAVIS

ROBERT HOH

JAMES RONALD KING SR.

DAVID LARSEN

JOHN SKEFFINGTON

SHARON THOMPSON

CENTAURUS FINANCIAL INC.

THOMPSON NATIONAL PROPERTIES, LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing contains materials posted to the SRT Shareholders Coalition’s website.

Talle Voorhies

From:	Talle Voorhies
Sent:	Friday, April 05, 2013 8:45 AM
To:	‘Andrea Bartlett’
Subject:	RE: Board Request for Shareholders Information

The CD is at the front desk

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax:714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Andrea Bartlett [mailto:abartlett@srtreit.com]

Sent: Thursday, April 04, 2013 4:06 PM

To: Talle Voorhies

Cc: ‘Dee Balch’

Subject: Board Request for Shareholders Information

Importance: High

Talle,

The Board has requested a list of all of SRT’s Shareholders and contact information (Name, Address, Phone Number and Email address). We need this information as soon as possible. Please compile the list and save it in a CD. I can pick up the CD once it is available. If you have any questions you can contact me of Dee.

Thank you for your cooperation.

Andrea Bartlett

Strategic Retail Trust Inc.

949-798-6201

abartlett@srtreit.com

1

Talle Voorhies

From:	Talle Voorhies
Sent:	Friday, April 05, 2013 9:32 AM
To:	‘Dee Balch’
Subject:	RE: SRT 10K Mailing

No you asked for it on CD and I let Andrea know it is ready

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax: 714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Dee Balch [mailto:dbalch@srtreit.com]

Sent: Friday, April 05, 2013 9:28 AM

To: Devon Wiley; Talle Voorhies

Subject: RE: SRT 10K Mailing

Can you send me the mailing list?

From: Devon Wiley [mailto:D.Wiley@tnpre.com]

Sent: Friday, April 05, 2013 9:00 AM

To: Dee Balch; Talle Voorhies

Subject: RE: SRT 10K Mailing

Dee,

We provide the mailing list in an excel format.

Thanks,

Devon Wiley

Manager, Investor Services

TNP

3151 Airway Avenue, Ste. G-3

Costa Mesa, CA 92626

Office: (714) 656-0600 x199

Fax: (714) 656-0554

*Please Note Our Office has moved*

 Please consider the environment before printing this email.

1

From: Dee Balch [mailto:dbalch@srtreit.com]

Sent: Friday, April 05, 2013 8:57 AM

To: Talle Voorhies

Cc: Devon Wiley

Subject: RE: SRT 10K Mailing

Please advise what format of the mailing list you typically provided to the mailing house for the mailing. Our director suggested another mailing house and I wanted to get a quote from them but need to know the format of the mailing list. Thanks, Dee

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Wednesday, April 03, 2013 9:23 AM

To: ‘Dee Balch’

Subject: FW: SRT 10K Mailing

Here is the all-inclusive quote from our mail house for the 10K mailing. We use them because they are consistantly the most reasonable, fastest and most accurate. You are free to obtain other bids if you like.

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax:714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Devon Wiley

Sent: Wednesday, April 03, 2013 9:17 AM

To: Talle Voorhies

Subject: FW: SRT 10K Mailing

Here is the quote for the 10-K mailing.

From: Gwenn Vallone [mailto:amgdp@pacbell.net]

Sent: Wednesday, April 03, 2013 9:15 AM

To: Devon Wiley; gwenn@amgenterprises.net

Subject: RE: SRT 10K Mailing

Hi Devon, good to hear from you and I hope everything is going well.

We can definitely do that mailing, here is your quote:

Qty = 3,300 - 146 page document

Acquire 9 x 12 envelopes @ .085	$ 280.50
Convert input list, NCOA, Presort	$ 75.00
Address 9x12 with return address, indicia @ .08	$ 264.00
Print 146 page document, double sided, stapled @ $2.92 / set	$9636.00

2

Insert book, seal, sort, tie & tray @ .22	$ 726.00
Deliver to PO	$ 55.00
Total, Printing & Mailing	$11036.50

Estimated Standard A Postage = $ 3,096

Estimated First Class Presort = $10,062

Postage is an estimate only; we can give exact postage once we weigh final piece.

Please let me know ASAP if you are DEFINITELY doing this project as we would have to order paper, toner, etc. Thank you!

Gwenn Vallone

AMG ENTERPRISES D.P., INC

1978 Del Amo Blvd., Suite D

Torrance, CA 90501

310-782-9877 (phone)

310-782-9868 (fax)

gwenn@amgenterprises.net

www.amgenterprises.net

Direct Mail and Data Services

From: Devon Wiley [mailto:D.Wiley@tnpre.com]

Sent: Tuesday, April 02, 2013 5:06 PM

To: Gwenn Vallone

Subject: SRT 10K Mailing

Hi Gwenn,

I hope you are doing well. We have a mailing that we need to send out to around 3,300 people. It consists of a mailing of a 146 page document that can be printed double sided, stapled and in black and white. I realize that you would need to receive payment for the mailing and postage prior to sending anything out .

If you could send me over a quote I would appreciate it, thanks!

Devon Wiley

Manager, Investor Services

TNP

3151 Airway Avenue, Ste. G-3

Costa Mesa, CA 92626
Office: (714) 656-0600 x199

Fax: (714) 656-0554

*Please Note Our Office has moved*

 Please consider the environment before printing this email.

3

Talle Voorhies

From:	Talle Voorhies
Sent:	Wednesday, April 17, 2013 10:56 AM
To:	‘Dee Balch’
Cc:	‘phillip levin’
Subject:	RE: Broker/rep contact info for each investor
Attachments:	SRT Rep List.xlsx; SRT DDO List.xlsx

Yes, they prefer to receive communications via email. That is what I am be sending. If you would like to send via mail also, please let me know

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax: 714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Dee Balch [mailto:dbalch@srtreit.com]

Sent: Wednesday, April 17, 2013 10:53 AM

To: Talle Voorhies

Cc: ‘phillip levin’

Subject: RE: Broker/rep contact info for each investor

Can you include the DDOs on your list as well? Thanks.

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Wednesday, April 17, 2013 10:36 AM

To: ‘Dee Balch’

Cc: ‘phillip levin’

Subject: RE: Broker/rep contact info for each investor

This can be emailed. I will prepare and send immediately.

We have been inundated with furious reps! The industry standard is to send communications first to the due diligence officers (DDOs) then to the reps before EVER sending anything to the investors.

I certainly hope you send an apology!

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax: 714-656-0554

1

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Dee Balch [mailto:dbalch@srtreit.com]

Sent: Wednesday, April 17, 2013 10:26 AM

To: Talle Voorhies

Cc: ‘phillip levin’

Subject: Broker/rep contact info for each investor

Talle, please provide a list of broker/rep for all SRT investors and their contact info at the earliest convenience. Let me know if this can be emailed or we can send someone to pick up. Thanks.

Dee

The contents of this electronic mail message: (i) do not constitute an offer of securities or a solicitation of an offer to buy of securities, and (ii) may not be relied upon in making an investment decision related to any investment offering by Thompson National Properties, LLC, or any affiliate thereof (“Thompson”). Investment offerings and investment decisions may only be made on the basis of a confidential private placement memorandum issued by Thompson. Thompson does not warrant the accuracy or completeness of the information contained herein.

Securities offered through TNP Securities, LLC, Member of FINRA and SIPC.

2

Talle Voorhies

From:	Talle Voorhies
Sent:	Monday, April 22, 2013 5:01 PM
To:	‘Dee Balch’
Subject:	RE: Mailing list for 10-K and 10-K/A

Not a great idea. I have them on disc ready for pickup

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax:714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Dee Balch [mailto:dbalch@srtreit.com]

Sent: Monday, April 22, 2013 3:34 PM

To: Talle Voorhies

Subject: RE: Mailing list for 10-K and 10-K/A

Can you please email the list?

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Monday, April 22, 2013 10:10 AM

To: ‘Dee Balch’

Subject: RE: Mailing list for 10-K and 10-K/A

The list can be ready by noon

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax:714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Dee Balch [mailto:dbalch@srtreit.com]

Sent: Sunday, April 21, 2013 9:02 PM

To: Talle Voorhies

Cc: Abartlett@srtreit.com; ‘Bill Jenkins’

1

Subject: Mailing list for 10-K and 10-K/A

Importance: High

Talle, the mailing list you previously provided to Andrea was as of 4/5/13. Please provide an updated mailing list for the Form 10-K and Form 10-K/A mailing. We will be using Vintage to print and mail both documents. Thanks Dee

The contents of this electronic mail message: (i) do not constitute an offer of securities or a solicitation of an offer to buy of securities, and (ii) may not be relied upon in making an investment decision related to any investment offering by Thompson National Properties, LLC, or any affiliate thereof (“Thompson”). Investment offerings and investment decisions may only be made on the basis of a confidential private placement memorandum issued by Thompson. Thompson does not warrant the accuracy or completeness of the information contained herein.

Securities offered through TNP Securities, LLC, Member of FINRA and SIPC.

2

Talle Voorhies

From:	Phil Owen [powen@phxa.corn]
Sent:	Wednesday, April 24, 2013 10:22 AM
To:	Talle Voorhies
Subject:	RE: Glenborough - TA Services Conference Call - Friday, April 25th - 10 AM

Look forward to speaking again

From: Pat Simoni [mailto:Pat.Simoni@glenborough.com]

Sent: Wednesday, April 24, 2013 10:19 AM

To: Tony Olivo; Talle Voorhies

Cc: Chip Burns; Phil Owen; Sandy Fujii; Kathy Conte

Subject: Glenborough - TA Services Conference Call - Friday, April 25th - 10 AM

Conference information:

Dial In: 888-278-0254

Access Code: 9408459

Thank you,

Pat

Patricia Simoni

Manager, Corporate Services / Glenborough LLC

400 So. El Camino Real, Ste. 1100, San Mateo, CA 94402

Phone:  650-343-9300 x 285  Fax: 650-343-7438  pat.simoni@glenborough.com

GLENBOROUGH

Please consider the environment before printing emails or attachments.

NOTICE: The information contained in this e-mail and any attachments is confidential and may be privileged or otherwise protected from disclosure.This e-mail is intended solely for the use of the named addressee. Any other use, printing, copying, disclosure or dissemination may be subject to legal restriction. If you are not the intended recipient, please contact the sender and delete all copies including any attachments.

1

Talle Voorhies

From:	Talle Voorhies
Sent:	Friday, April 26, 2013 4:16 PM
To:	‘Phil Owen’; ‘Sandy Fujii’; ‘Chip Burns’
Subject:	Field Layout Reports - Guez.xlsx
Attachments:	Field Layout Reports - Guez.xlsx

I don’t have email addresses for everyone that was on the call today so please pass on to the appropriate people.

This is an example of one investor (I’ve replaced the confidential info with XX’s) so you can track through the database and also see where the Check #’s are found in the transaction module (see cell N12)

I will work on a transfer example next.

1

Talle Voorhies

From:	Phil Owen [powen@phxa.com]
Sent:	Wednesday, May 01, 2013 9:15 AM
To:	Talle Voorhies; Sandy Fujii; ‘Chip Burns’
Cc:	Tony Olivo; Kathy Conte
Subject:	RE: Transfer example

Thank you Talle

We will review and call if any questions

Phil

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Wednesday, May 01, 2013 9:13 AM

To: Phil Owen; Sandy Fujii; ‘Chip Burns’

Cc: Tony Olivo; Kathy Conte

Subject: Transfer example

I have attached several files as an example of a transfer. I chose a partial transfer from one investor, *** also is the selling and current rep of record.

I have included the two account statements, screen shots and field layouts. Please note that each of the field layout rows is actually a separate report with 1000’s of rows. I have deleted all but those that pertain to this transaction.

Please let me know your questions.

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax:714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Phil Owen [mailto:powen@phxa.com]

Sent: Monday, April 29, 2013 8:38 AM

To: Talle Voorhies; Sandy Fujii; ‘Chip Burns’

Cc: Tony Olivo; Kathy Conte

Subject: RE: Field Layout Reports - Guez.xlsx

Thank ou Talle

I’ve included Tony and Kathy on string as well

Phil

*** Confidential material redacted.

1

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Friday, April 26, 2013 4:16 PM

To: Phil Owen; Sandy Fujii; ‘Chip Burns’

Subject: Field Layout Reports - Guez.xlsx

I don’t have email addresses for everyone that was on the call today so please pass on to the appropriate people.

This is an example of one investor (I’ve replaced the confidential info with XX’s) so you can track through the database and also see where the Check #’s are found in the transaction module (see cell N12)

I will work on a transfer example next.

The contents of this electronic mail message: (i) do not constitute an offer of securities or a solicitation of an offer to buy of securities, and (ii) may not be relied upon in making an investment decision related to any investment offering by Thompson National Properties, LLC, or any affiliate thereof (“Thompson”). Investment offerings and investment decisions may only be made on the basis of a confidential private placement memorandum issued by Thompson. Thompson does not warrant the accuracy or completeness of the information contained herein.

Securities offered through TNP Securities, LLC, Member of FINRA and SIPC.

NOTICE: The information contained in this e-mail and any attachments is confidential and may be privileged or otherwise protected from disclosure.This e-mail is intended solely for the use of the named addressee. Any other use, printing, copying, disclosure or dissemination may be subject to legal restriction. If you are not the intended recipient, please contact the sender and delete all copies including any attachments.

The contents of this electronic mail message: (i) do not constitute an offer of securities or a solicitation of an offer to buy of securities, and (ii) may not be relied upon in making an investment decision related to any investment offering by Thompson National Properties, LLC, or any affiliate thereof (“Thompson”). Investment offerings and investment decisions may only be made on the basis of a confidential private placement memorandum issued by Thompson. Thompson does not warrant the accuracy or completeness of the information contained herein.

Securities offered through TNP Securities, LLC, Member of FINRA and SIPC.

NOTICE: The information contained in this e-mail and any attachments is confidential and may be privileged or otherwise protected from disclosure.This e-mail is intended solely for the use of the named addressee. Any other use, printing, copying, disclosure or dissemination may be subject to legal restriction. If you are not the intended recipient, please contact the sender and delete all copies including any attachments.

2

Talle Voorhies

From:	Talle Voorhies
Sent:	Tuesday, May 21, 2013 11:33 AM
To:	‘Chip Burns’; ‘Phil Owen’; ‘Sandy Fujii’
Cc:	‘Tony Olivo’; ‘Kathy Conte’; Tony Thompson
Subject:	Agreement reached with Phoenix

I will be out of the office May 22, 23, and 24th. I will be happy to begin working on the transmission next Tuesday, May 28th after the holiday.

I believe you are estimating the conversion to take approx 2 months.

We’ve moved! Please note our new address below.

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax: 714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Chip Burns [mailto:Chip.Burns@glenborough.com]

Sent: Tuesday, May 21, 2013 11:16 AM

To: Talle Voorhies; ‘Phil Owen’; ‘Sandy Fujii’

Cc: ‘Tony Olivo; ‘Kathy Conte’

Subject: RE: Field Layout Reports - Guez.xlsx

Talle:

We have reached an agreement with Phoenix. They are ready to start transitioning investor data on the 24th. Thanks in advance for all your cooperation..

Chip

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Wednesday, May 15, 2013 3:56 PM

To: ‘Phil Owen’; ‘Sandy Fujii’; Chip Burns

Cc: ‘Tony Olivo’; ‘Kathy Conte’

Subject: RE: Field Layout Reports - Guez.xlsx

Sandy and Kathy, we can send the conversion files in CSV format.

We’ve moved! Please note our new address below.

Talle Voorhies

1

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax: 714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Phil Owen [mailto:powen@phxa.com]

Sent: Monday, April 29, 2013 8:38 AM

To: Talle Voorhies; Sandy Fujii; ‘Chip Burns’

Cc: Tony Olivo; Kathy Conte

Subject: RE: Field Layout Reports - Guez.xlsx

Thank ou Talle

I’ve included Tony and Kathy on string as well

Phil

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Friday, April 26, 2013 4:16 PM

To: Phil Owen; Sandy Fujii; ‘Chip Burns’

Subject: Field Layout Reports - Guez.xlsx

I don’t have email addresses for everyone that was on the call today so please pass on to the appropriate people.

This is an example of one investor (I’ve replaced the confidential info with XX’s) so you can track through the database and also see where the Check #’s are found in the transaction module (see cell N12)

I will work on a transfer example next.

The contents of this electronic mail message: (i) do not constitute an offer of securities or a solicitation of an offer to buy of securities, and (ii) may not be relied upon in making an investment decision related to any investment offering by Thompson National Properties, LLC, or any affiliate thereof (“Thompson”). Investment offerings and investment decisions may only be made on the basis of a confidential private placement memorandum issued by Thompson. Thompson does not warrant the accuracy or completeness of the information contained herein.

Securities offered through TNP Securities, LLC, Member of FINRA and SIPC.

NOTICE: The information contained in this e-mail and any attachments is confidential and may be privileged or otherwise protected from disclosure.This e-mail is intended solely for the use of the named addressee. Any other use, printing, copying, disclosure or dissemination may be subject to legal restriction. If you are not the intended recipient, please contact the sender and delete all copies including any attachments.

The contents of this electronic mail message: (i) do not constitute an offer of securities or a solicitation of an offer to buy of securities, and (ii) may not be relied upon in making an investment decision related to any investment offering by Thompson National Properties, LLC, or any affiliate thereof (“Thompson”). Investment offerings and investment decisions may only be made on the basis of a confidential private placement memorandum issued by Thompson. Thompson does not warrant the accuracy or completeness of the information contained herein.

2

3151 Airway Ave., Ste. G-3, Costa Mesa, CA 92626 P (877) 982-7846 F: (949) 242-2692 W: www.tnpre.com

September 6, 2013

Mr. John L. Reed

DLA Piper, LLP

919 North Market Street

Wilmington, DE 19801

Re:	TNP Strategic Retail Trust, Inc. v. Anthony W. Thompson, et al.
C.A. No. 8795-VCN

Dear Mr. Reed:

Please find enclosed, () USB flash drives containing the following TNP Strategic Retail Trust, Inc. investment data and documents to be sent to you via Federal Express today, September 6, 2013.

The data includes:

•                  Investor and investment data

•                  Dividend history and payment instructions

•                  Transfers and redemptions

•                  Social Security and /or Tax ID numbers

The documents include:

•                  Copies of 1099’s

•                  Copies of subscription agreements

•                  Copies of transfer and account maintenance forms

The financial advisor’s name and contact information has been provided previously.

Sincerely,

Talle Voorhies

TNP Transfer Agent

Cc:	H. Thomas Fehn, Esq. (via facsimile)
Anthony W. Thompson, CEO (via facsimile)

Talle Voorhies

From:	Talle Voorhies
Sent:	Monday, September 16, 2013 5:24 PM
To:	‘Brian Aicega’
Cc:	‘Chip Burns’; ‘Tony Olivo’
Subject:	RE: Strategic Realty Trust, Inc. Conversion

Here is the top portion; I will try to get to the rest tomorrow

•                  What date was the data pulled? 9/6/13.

•                  Will we be receiving another set of data as we are wrapping up the conversion? Yes

•                  We received two sets of data for the fund. One of the files is named OP Investment Data. Is this a separate fund? Yes. the OP is separate from the REIT.

•                  Or is this data for an operating partnership and the investors/investments contained in that file are partners in that partnership? If this is for a partnership, is there a corresponding investment in the fund for the partnership? Investors investments, and transactions were sent.

•                  The fund paid a distribution in January 2013. Will the full amount of that distribution be reported on the 2013 1099s? Yes, however the OP investors receive K–1’s

•                  Would you please provide some details on the following activities? (What are the basic guidelines for the following processes? Any special rules, structure, etc?)

o                 Distributions pay annualized dividends on the 15th for stockholders of record on the last day of the previous month.

o                 Transfers – industry standard;

o                 Redemptions – suspended by the board since the program closed Feb 7th 2013; One was approved prior to that date to be paid out in 3 installments. Andy Batinovich is aware and should tell you when the last payment is due.

•                  Does your system allow multiple distribution payees? If so, please provide a list of any investors with more than one payee? Only all larger custodian payments. We call them aggregate checks.

•                  Were any investors subject to backup withholding in 2013? Are any investors currently subject to backup withholding? No

Please let me know if you have any questions regarding the above requests.

Thanks in advance!

Brian

Brian Aicega

Account Manager

2401 Kerner Blvd

San Rafael, CA 94901

Direct: (415) 223-1714

Fax: (415) 485-4553

1

Talle Voorhies

From:	Talle Voorhies
Sent:	Wednesday, September 18, 2013 3:17 PM
To:	Talle Voorhies; ‘Brian Aicega’
Cc:	‘Chip Burns’; ‘Tony Olivo’
Subject:	RE: Strategic Realty Trust, Inc. Conversion

Here is the balance of the information requested on Sunday Sept 15

Additional Totals / Data Requested

•                       Total outstanding shares 10,990,917.043 (includes active common; DRIP and restricted shares)

•                       Total outstanding capital $108,568,836.66 (includes active common and DRIP shares)

•                       Distributions year-to-date / venture-to-date (both summary and individual basis)

•                       Total number of investors 3138

•                       Total number of investments 3211 active investments

•                       Total number of transfers 394

•                       Investments by ownership type you have in the investment download

•                       Total amount of contributions / total amount year-to-date. Funding ended Feb 7, 2013; $440,334.31

•                       Total amount of redemptions 24 2/3 since inception $1,205,879.55 / total amount year-to-date One was approved prior to Close down on Feb 7th 2013 that is date to be paid in 3 installments; 2 installments have been paid in 2013 totaling $424,333.32.

•                       Safe harbor codes for every transfer since 1/1/2011 No, we currently do not have specific codes. In the transactions types we use:

a.              Transfer in,

b.              Transfer out,

c.               Reinvestment transfer in,

d.              Reinvestment transfer out

e.               Redemption (there have only been 24 2/3 redemptions – see above bullet)

f.                We have had only 4 secondary market sales. I have asked my programmer to create transaction types: Sale in; Sale out which will act the same as transfers.

We’ve moved! Please note our new address below.

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax: 714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

1

Talle Voorhies

From:	Brian Aicega [BAicega@phxa.com]
Sent:	Friday, September 20, 2013 8:50 AM
To:	Talle Voorhies
Subject:	RE: Strategic Realty Trust, Inc. Conversion

No, we have not contacted any custodians to change the address.

Thanks,

Brian Aicega

Account Manager

2401 Kerner Blvd

San Rafael, CA 94901

Direct: (415) 223-1714

Fax: (415) 485-4553

baicega@phxa.com

www.pafsi.corn

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Friday, September 20, 2013 8:49 AM

To: Brian Aicega

Subject: RE: Strategic Realty Trust, Inc. Conversion

My question is, have you already contacted custodians to change the address?

We’ve moved! Please note our new address below.

Talle Voorhies

Executive Vice President

TNP, LLC

3151 Airway Avenue, Suite G-3

Costa Mesa, CA 92626

Main: 877-982-7846 x270

Fax:714-656-0554

www.tnpre.com

Securities Offered Through TNP Securities, LLC

Member FINRA/SIPC

From: Brian Aicega [mailto:BAicega@phxa.com]

Sent: Friday, September 20, 2013 7:25 AM

To: Talle Voorhies

Cc: Tony Olivo; ‘Chip Burns’

Subject: RE: Strategic Realty Trust, Inc. Conversion

Thank you for following up Talle. We had actually just been discussing that we were going to inquire with you to confirm that you were still maintaining the database.

Until the conversion is complete, we will definitely forward to you scans of all documents received here so the requests can be completed. Upon completion of the conversion, we will have updated forms available for distribution which will list our address as the return address.

Please do continue sending the confirmations out until the conversion is completed.

Brian

Brian Aicega

Account Manager

2401 Kerner Blvd

San Rafael, CA 94901

Direct: (415) 223-1714

Fax: (415) 485-4553

baicega@phxa.com

www.pafsi.com

From: Talle Voorhies [mailto:T.Voorhies@tnpre.com]

Sent: Thursday, September 19, 2013 1:15 PM

To: Brian Aicega; ‘Chip Burns’

Subject: FW: Strategic Realty Trust, Inc. Conversion

Brian,

Your first bullet below asks if you will receive another set of data as we wrap up the conversion. This requires that I continue to maintain the data base and keep it current. Currently, I am keeping our database updated and forwarding the originals of all changes to Glenborough daily.

Can you confirm that I will continue to receive all change requests, including but not limited to transfers, BD and rep changes, address and distribution changes? .) I would like to suggest that you change the mailing address as soon as we complete the conversion. Do you agree?

Also, regarding these changes, shall I continue to send the confirmations until the conversion is completed? Transfer Agents only have 3 days to complete transfers.

From: Brian Aicega [mailto:BAicega@phxa.com]

Sent: Sunday, September 15, 2013 10:28 PM

To:‘T.voorhies@tnpre.com’

Cc: Chip Burns; Tony Olivo

Subject: Strategic Realty Trust, Inc. Conversion

Hi Talle,

I am working on the Strategic Realty Trust conversion and am hoping that you can answer the current questions we have and fill in some details on the fund.

•                  What date was the data pulled? Will we be receiving another set of data as we are wrapping up the conversion?

•                  We received two sets of data for the fund. One of the files is named OP Investment Data. Is this a separate fund? Or is this data for an operating partnership and the investors/investments contained in that file are partners in that partnership? If this is for a partnership, is there a corresponding investment in the fund for the partnership?

•                  The fund paid a distribution in January 2013. Will the full amount of that distribution be reported on the 2013 1099s?

•                  Would you please provide some details on the following activities? (What are the basic guidelines for the following processes? Any special rules, structure, etc?)

o            Distributions

o            Transfers

o            Redemptions

•                  Does your system allow multiple distribution payees? If so, please provide a list of any investors with more than one payee?

•                  Were any investors subject to backup withholding in 2013? Are any investors currently subject to backup withholding?

Additional Totals / Data Requested

•                  Total outstanding shares

•                  Total outstanding capital

•                  Distributions year-to-date / venture-to-date (both summary and individual basis)

•                  Total number of investors

•                  Total number of investments

•                  Total number of transfers

•                  Investments by ownership type

•                  Total amount of contributions / total amount year-to-date

•                  Total amount of redemptions / total amount year-to-date

•                  Safe harbor codes for every transfer since 1/1/2011

Please let me know if you have any questions regarding the above requests.

Thanks in advance!

Brian

Brian Aicega

Account Manager

2401 Kerner Blvd

San Rafael, CA 94901

Direct: (415) 223-1714

Fax: (415) 485-4553

baicega@phxa.com

www.pafsi.com